AMENDMENT No. 1 TO
EXECUTIVE SALARY CONTINUATION AGREEMENT
FOR
ROGER L. CHRISTENSEN

The Executive Salary Continuation Agreement (the "Agreement") between Columbia River Bank (the "Bank") and Roger L. Christensen (the "Executive") executed February 15, 2007, and effective December 1, 2006, is hereby amended effective December 20, 2007 as stated below.

Section 2.5.1 of the Agreement shall be deleted in its entirety and replaced by Section 2.5.1 below:

(1) Termination of employment due to death. If the Executive dies while in the active service of the Bank, the Bank shall pay to the Executive's beneficiary the benefit described in this Section 2.5.1. This benefit shall be paid in lieu of any other benefit under this Agreement.

(a) Annual Benefit. The initial annual benefit under this Section 2.5.1 is the initial annual Normal Retirement Benefit described in Section 2.1.1.

(b) Payment of Annual Benefit. The Bank shall pay the Annual Benefit to the Executive's beneficiary in twelve (12) equal monthly installments commencing with the first of the month following the Executive's death, and shall continue payments to the Executive's beneficiary for a total period of twenty (20) years. Commencing on the first anniversary of the first of the month following the Executive's death, and continuing on each subsequent anniversary, the Bank shall increase the benefit by three percent (3%) from the previous anniversary date.

(c) Lump Sum Benefit. In addition to the Annual Benefit payable under this Section 2.5.1 a lump sum amount equal to $250,000 shall be paid to the Executive's beneficiary within ninety (90) days following the Executive's death.

The Agreement shall continue in full force and effect, subject only to the amendment stated herein.

IN WITNESS OF THE ABOVE, the Executive and a duly authorized Bank officer have executed this Amendment as of the effective date stated above.

Executive:

____
Roger L. Christensen

Columbia River Bank:

By:___________________________

Its:___________________________

COLUMBIA RIVER BANK

AMENDMENT No. 1 TO
EXECUTIVE SALARY CONTINUATION AGREEMENT
FOR
GREG B. SPEAR

The Executive Salary Continuation Agreement (the "Agreement") between Columbia River Bank (the "Bank") and Greg B. Spear (the "Executive") executed February 15, 2007, and effective December 1, 2006, is hereby amended effective December 20, 2007 as stated below.

Section 2.5.1 of the Agreement shall be deleted in its entirety and replaced by Section 2.5.1 below:

(1) Termination of employment due to death. If the Executive dies while in the active service of the Bank, the Bank shall pay to the Executive's beneficiary the benefit described in this Section 2.5.1. This benefit shall be paid in lieu of any other benefit under this Agreement.

(a) Annual Benefit. The initial annual benefit under this Section 2.5.1 is the initial annual Normal Retirement Benefit described in Section 2.1.1.

(b) Payment of Annual Benefit. The Bank shall pay the Annual Benefit to the Executive's beneficiary in twelve (12) equal monthly installments commencing with the first of the month following the Executive's death, and shall continue payments to the Executive's beneficiary for a total period of twenty (20) years. Commencing on the first anniversary of the first of the month following the Executive's death, and continuing on each subsequent anniversary, the Bank shall increase the benefit by three percent (3%) from the previous anniversary date.

(c) Lump Sum Benefit. In addition to the Annual Benefit payable under this Section 2.5.1 a lump sum amount equal to $165,000 shall be paid to the Executive's beneficiary within ninety (90) days following the Executive's death.

The Agreement shall continue in full force and effect, subject only to the amendment stated herein.

IN WITNESS OF THE ABOVE, the Executive and a duly authorized Bank officer have executed this Amendment as of the effective date stated above.

Executive:

____
Greg B. Spear

Columbia River Bank:

By:__________________________

Its:__________________________

AMENDMENT No. 1 TO
EXECUTIVE SALARY CONTINUATION AGREEMENT
FOR
CRAIG J. ORTEGA

The Executive Salary Continuation Agreement (the "Agreement") between Columbia River Bank (the "Bank") and Craig J. Ortega (the "Executive") executed February 15, 2007, and effective December 1, 2006, is hereby amended effective December 20, 2007 as stated below.

Section 2.5.1 of the Agreement shall be deleted in its entirety and replaced by Section 2.5.1 below:

(1) Termination of employment due to death. If the Executive dies while in the active service of the Bank, the Bank shall pay to the Executive's beneficiary the benefit described in this Section 2.5.1. This benefit shall be paid in lieu of any other benefit under this Agreement.

(a) Annual Benefit. The initial annual benefit under this Section 2.5.1 is the initial annual Normal Retirement Benefit described in Section 2.1.1.

(b) Payment of Annual Benefit. The Bank shall pay the Annual Benefit to the Executive's beneficiary in twelve (12) equal monthly installments commencing with the first of the month following the Executive's death, and shall continue payments to the Executive's beneficiary for a total period of twenty (20) years. Commencing on the first anniversary of the first of the month following the Executive's death, and continuing on each subsequent anniversary, the Bank shall increase the benefit by three percent (3%) from the previous anniversary date.

(c) Lump Sum Benefit. In addition to the Annual Benefit payable under this Section 2.5.1 a lump sum amount equal to $165,000 shall be paid to the Executive's beneficiary within ninety (90) days following the Executive's death.

The Agreement shall continue in full force and effect, subject only to the amendment stated herein.

IN WITNESS OF THE ABOVE, the Executive and a duly authorized Bank officer have executed this Amendment as of the effective date stated above.

Executive:

____
Craig J. Ortega

Columbia River Bank:

By: __________________________

Its: __________________________

COLUMBIA RIVER BANK

AMENDMENT No. 1 TO EXECUTIVE SALARY CONTINUATION AGREEMENT FOR R. SHANE CORREA

The Executive Salary Continuation Agreement (the "Agreement") between Columbia River Bank (the "Bank") and R. Shane Correa (the "Executive") executed February 15, 2007, and effective December 1, 2006, is hereby amended effective December 20, 2007 as stated below.

Section 2.5.1 of the Agreement shall be deleted in its entirety and replaced by Section 2.5.1 below:

(1) Termination of employment due to death. If the Executive dies while in the active service of the Bank, the Bank shall pay to the Executive's beneficiary the benefit described in this Section 2.5.1. This benefit shall be paid in lieu of any other benefit under this Agreement.

(a) Annual Benefit. The initial annual benefit under this Section 2.5.1 is the initial annual Normal Retirement Benefit described in Section 2.1.1.

(b) Payment of Annual Benefit. The Bank shall pay the Annual Benefit to the Executive's beneficiary in twelve (12) equal monthly installments commencing with the first of the month following the Executive's death, and shall continue payments to the Executive's beneficiary for a total period of twenty (20) years. Commencing on the first anniversary of the first of the month following the Executive's death, and continuing on each subsequent anniversary, the Bank shall increase the benefit by three percent (3%) from the previous anniversary date.

(c) Lump Sum Benefit. In addition to the Annual Benefit payable under this Section 2.5.1 a lump sum amount equal to $165,000 shall be paid to the Executive's beneficiary within ninety (90) days following the Executive's death.

The Agreement shall continue in full force and effect, subject only to the amendment stated herein.

IN WITNESS OF THE ABOVE, the Executive and a duly authorized Bank officer have executed this Amendment as of the effective date stated above.

Executive:

____
R. Shane Correa

Columbia River Bank:

By:__________________________

Its:__________________________